Exhibit 10.1
Supplemental Agreement No. 15
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 *** Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of February 26, 2021, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-15);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer to (i) revise scheduled delivery of certain Aircraft; and (ii) revise certain promotional support elements; and
WHEREAS, Boeing and Customer agree to (i) add the remaining 737-*** Aircraft to the Open Configuration Matters letter; and (ii) *** 737-*** Aircraft for *** 737-*** Aircraft as follows:

	Manufacturer Serial Number*	737-*** Aircraft Delivery Month at January 1, 2021	737-*** Aircraft Delivery Month Commencing with SA-15 to Purchase Agreement
***	***	***	***
* Manufacturer Serial Numbers are subject to change
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-15”).
2.Tables.
2.1 Table 1.1 entitled “Follow-On 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached Table 1.1 (identified by “SA-15”) to revise for *** 737-*** Aircraft to such table.
UAL-PA-03776         SA-15, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 15 to
Purchase Agreement No. 03776
2.2 Table 1B entitled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached Table 1A (identified by “SA-15”) to revise scheduled delivery of certain Aircraft.
2.3 Table 1A entitled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached Table 1B (identified by “SA-15”) to revise scheduled delivery of certain Aircraft and *** 737-*** Aircraft from the Table.
3.Letter Agreements.
3.1 Letter Agreement UAL-PA-03776-LA-1207643R2 titled “Open Matters 737-*** Aircraft” is deleted in its entirety and replaced with UAL-PA-03776-LA-1207643R3 and retitled “Open Matters 737-*** and 737-*** Aircraft” (identified by “SA-5”) to add the 737-*** Aircraft to the letter.
3.2 Letter Agreement UAL-PA-03776-LA-1207646R3 titled “Promotional Support” is deleted in its entirety and replaced with UAL-PA-03776-LA-1207646R4 (identified by “SA-5”) to revise certain promotional support elements.
4.Miscellaneous.
4.1 The following letter agreements are deemed to revise references as follows:

	Original Reference	Replacement Reference
Purchase Agreement Basic Articles	Reference to “Table 1” (i) Opening Paragraph 1 (ii) Article 2 (iii) Article 3.1 (iv) Article 4.1 & 4.2 (v) Article 5.1	“Table 1, Table 1.1, Table 1A and Table 1B”
Supplemental Exhibit AE2	Reference to “Table 1 and Table 1A” (i) Article 1 (ii) Notes to Article 1	“Table 1A and Table 1B”
Supplemental Exhibit EE1	Reference to “Table 1” Articles 2.6.2 and 5.1	“Table 1, Table 1.1, Table 1A and Table 1B”
Letter Agreement UAL-PA-03776-LA-1207637R3 titled “*** Matters”	Reference to “Table 1” Article 1.1	“Table 1, Table 1.1, Table 1A and Table 1B”
Letter Agreement UAL-PA-03776-LA-1207647 titled Seller Purchased Equipment”	Reference to “Table 1” Articles 2.6.2 and 5.1	“Table 1, Table 1.1, Table 1A and Table 1B”
Letter Agreement UAL-LA-1604287 titled “Certain *** (Letter Agreement)”	Reference to “Table 1” Article 1	“Table 1, Table 1.1, Table 1A and Table 1B”
Letter Agreement UAL-LA-1604287 titled “Certain *** (Letter Agreement)”	Reference to “Table 1” Article 1.1	“Table 1, Table 1.1, Table 1A and Table 1B”
UAL-PA-03776        SA-15, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 15 to
Purchase Agreement No. 03776

Letter Agreement UAL-PA-03776-LA-1703858R1 titled “*** for the 737-*** Aircraft”	Reference to “Table 1A” Article 1	“Table 1A and Table 1B”
Letter Agreement UAL-PA-03776-LA-1207650R4 titled “Special Matters”
§1.2
“The parties agree to the following *** which will be applicable to (i) *** Boeing Model 737-*** aircraft specified in Table 1 and Table 1.1 and (ii) the *** Boeing Model 737-*** aircraft specified in Table 1A, at the effective date of this Letter Agreement and as may be ***. The combined total of *** aircraft comprise the Special *** Aircraft.”

“The parties agree to the following *** which will be applicable to (i) *** Boeing Model 737-*** aircraft specified in Table 1 and Table 1.1 and (ii) the *** Boeing Model 737-*** aircraft specified in Table 1A and Table 1B, at the effective date of this Letter Agreement and as may be ***. The combined total of *** aircraft comprise the Special *** Aircraft.”

Letter Agreement UAL-PA-03776-LA-1703858R1 titled “*** for the 737-*** Aircraft”
§1	Reference to “Table 1” Article 1	“Table 1A and Table 1B”
§1.2	“737-*** Program Aircraft means each 737-*** Aircraft specified in Table 1A of the Purchase Agreement as of the date of this Letter Agreement.”	“737-*** Program Aircraft means each 737-*** Aircraft specified in Table 1A and Table 1B of the Purchase Agreement as of the date of this Letter Agreement.”

4.2 If Boeing or Customer determines that references described in Section 3.1 of this Supplemental Agreement No. 15 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

***EXECUTED IN DUPLICATE as of the day and year first written above.
UAL-PA-03776        SA-15, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 15 to
Purchase Agreement No. 03776

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-15 §3.1
Article 2.	Delivery Schedule	SA-15 §3.1
Article 3.	Price	SA-15 §3.1
Article 4.	Payment	SA-15 §3.1
Article 5.	Additional Terms	SA-15 §3.1

TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-15
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-15
1B.	737-*** Aircraft Delivery, Description, Price and ***	SA-15

EXHIBITS
A-1	737-*** & *** 737-***Aircraft Configuration	SA-8
A-2	737-*** Aircraft Configuration
A-3	737-*** Aircraft Configuration
A-4	737-*** Aircraft Configuration	SA-9
A-5	737-*** Aircraft Configuration	SA-14
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	*** Adjustment/Airframe and ***
AE2.	*** Adjustment/Airframe and *** for the 737-*** Aircraft	SA-9 & SA-15 §3.1
BFE1.	BFE Variables 737-*** Aircraft	SA-7
BFE2.	BFE Variables 737-*** Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***	SA-15 §3.1
SLP1.	Service Life Policy Components

UAL-PA-03776    TABLE OF CONTENTS    SA-15, Page 1 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R3	*** Matters	SA-14 & SA-15 §3.1
UAL-PA-03776-LA-1207638R2	***	SA-10
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R3	Open Matters 737-*** and 737-*** Aircraft	SA-15
UAL-PA-03776-LA-1207646R4	Promotional Support	SA-15
UAL-PA-03776-LA-1207647	Seller Purchased Equipment	SA-15 §3.1
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R4	Special Matters	SA-10 & SA-15 §3.1
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** Matters for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R2	***	SA-9
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R2	AGTA Matters	SA-13
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869R1	Delivery *** Matters	SA-13
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special *** Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** Program for the 737-*** Aircraft	SA-10 & SA-15 §3.1
	*** Commitment for the 737-*** Aircraft	§5.1.2 of SA-9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11
UAL-PA-3776-LA-2001766R1	Certain Special Matters	SA-14

UAL-PA-03776    TABLE OF CONTENTS    SA-15, Page 2 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018
Supplemental Agreement No. 13	March 20, 2020
Supplemental Agreement No. 14	June 30, 2020
Supplemental Agreement No. 15	February 26, 2021

UAL-PA-03776    TABLE OF CONTENTS    SA-15, Page 3 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1.1 To Purchase Agreement No. 03776
***737-*** Aircraft Delivery, Description, Price and ***

	Airframe Model/MTOW:	737-***	*** pounds	***		Detail Specification:		***	4Q11 External Fcst~4Q11 External Fcst - Engines
	Engine Model/Thrust:	***	*** pounds	***		Airframe Price Base Year/*** Formula:		***	***
	Airframe Price:		$***			Engine Price Base Year/*** Formula:		***	***
	*** Features:		$***
	Sub-Total of Airframe and Features:		$***			Airframe *** Data:
	Engine Price (Per Aircraft):		$***			Base Year Index (ECI):		***
	Aircraft Basic Price (Excluding BFE/SPE):		$***			Base Year Index (CPI):		***
	Buyer Furnished Equipment (BFE) Estimate:		$***
	Seller Purchased Equipment (SPE) Estimate:		$***

	Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery *** *	*** Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Number of	Factor			*** Base	***	***	***	***
		Aircraft	(Airframe)			Price Per A/P
***	***	***	***	***	***	$***	$***	$***	$***	$***
Total in this Table:		***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof.
Note: Serial Numbers are provided as guidance only and are subject to change.
***
***
***

UAL-PA-03776    TABLE OF CONTENTS    SA-15, Page 4 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1A To Purchase Agreement No. 03776
737-*** Aircraft Delivery, Description, Price and ***

	Airframe Model/MTOW:		737-***	*** pounds	***		Detail Specification:		***	4Q11 External Fcst~4Q11 External Fcst - Engines
	Engine Model/Thrust:		***	*** pounds	***		Airframe Price Base Year/*** Formula:		***	***
	Airframe Price:			$***			Engine Price Base Year/*** Formula:		***	***
	Optional Features:			$***
	Sub-Total of Airframe and Features:			$***			Airframe *** Data:
	Engine Price (Per Aircraft):			$***			Base Year Index (ECI):		***
	Aircraft Basic Price (Excluding BFE/SPE):			$***			Base Year Index (CPI):		***
	Buyer Furnished Equipment (BFE) Estimate:			$***
	Seller Purchased Equipment (SPE) Estimate:			$***

	Deposit per Aircraft:			$***

# of Aircraft	*** Delivery Date	Target Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery *** *	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
			Number of	Factor			*** Base	***	***	***	***
			Aircraft	(Airframe)			Price Per A/P
***	***	***	***	***	***	***	***	***	***	***	***
	Total:		***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.
***
***
***
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1B to Purchase Agreement No. 03776
737-*** Aircraft Delivery, Description, Price and ***

	Airframe Model/MTOW:	737-***	*** pounds	***			Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
	Engine Model/Thrust:	***	*** pounds	***			Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:		$***				Engine Price Base Year/*** Formula:			***	***
	*** Features:		$***
	Sub-Total of Airframe and Features:		$***				Airframe *** Data:
	Engine Price (Per Aircraft):		$***				Base Year Index (ECI):			***

# of Aircraft	Target Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery ****	*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor				*** Base	***	***	***	***
		Aircraft	(Airframe)				Price Per A/P
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof.
Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.
***
***
***
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03776-LA-1207643R3

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    Open Matters 737-*** and 737-*** Aircraft

Reference:    Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207643R2 dated June 30, 2020.
Given the long period of time between Purchase Agreement signing and delivery of the first 737-*** Aircraft; the *** 737-*** Aircraft and the continued development of the 737 *** program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Boeing Model 737-*** and the 737-*** aircraft develops as follows:
1.Aircraft Delivery Schedule.
1.1 The scheduled delivery month of Customer’s follow on 737-*** Aircraft are provided in Table 1.1. The scheduled delivery month of the 737-*** Aircraft are provided in Table 1B for Customer’s standard configuration. The scheduled delivery month will be provided in Table 1A for Customer’s *** with ***. Each of these tables include *** delivery windows consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** prior to Nominal Delivery Month of Customer’s follow-on 737-*** Aircraft and first 737-*** Aircraft in each calendar year, Boeing will provide written notice with the scheduled delivery month for each Aircraft with a Nominal Delivery Month in such calendar year; provided, however, the parties agree to *** with respect to Boeing’s *** relating to Boeing *** the Nominal Delivery Month of 737-*** Aircraft; provided, further, ***.
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BOEING/ UNITED AIRLINES, INC. PROPRIETARY

1.2 Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such reviews and discussions, Boeing will use commercially reasonable efforts to meet Customer’s fleet needs when providing the notices required by Article 1.1. Such notices provided by Boeing will constitute an amendment to *** of the Purchase Agreement, as appropriate. The *** shall be the *** for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and ***.
2.Aircraft Configuration.
2.1    The initial configuration of Customer's Model Aircraft has been defined by Boeing 737-7, 737-8, 737-8200, 737-9, 737-10 Airplane Description Document No. *** dated *** as described in Article 1 and Exhibit A-4 of the Purchase Agreement (Initial Configuration). Final configuration of the follow-on 737-*** Aircraft and 737-*** Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation:
2.1.1 Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
2.1.1.1 Changes applicable to the basic Model 737-*** and 737-*** aircraft, as applicable, which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration for Customer’s follow-on 737-*** configuration and standard and alternate 737-*** configurations.
2.1.1.2 Incorporation into Exhibit A-1, Exhibit A-4 and Exhibit A-5 of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);
2.1.1.3 Revisions to the Supplemental Exhibits BFE1, BFE2 and BFE3 to reflect the selection dates and ***;
2.1.1.4 Changes to the *** Prices, and *** Price to adjust for the difference, if any, between the prices estimated in *** of the Purchase Agreement ***.
3.Customer Support Variables.
3.1 Reserved.
3.2 Boeing has engaged in discussions with Customer in conjunction with providing the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post-delivery support services beyond the scope of the original Supplemental Exhibit CS1 that further enhances the maintainability and operational efficiency of the Aircraft.
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BOEING/ UNITED AIRLINES, INC. PROPRIETARY

4.Special Provisions for the 737-*** Aircraft with *** Seats.
Delivery of Customer’s first *** Boeing model 737-*** shall be part of *** for such configuration to be purchased by Customer under the Purchase Agreement and Purchase Agreement No. 04761 (***), the first of which will deliver no later than ***, unless the parties mutually agree otherwise. Additionally, Customer shall have *** subject to limitations as follows:
4.1 Customer’s *** must be made by written notice to Boeing and is subject to Boeing’s ***; and
4.2 Within *** calendar days of receipt of Customer’s ***, Boeing shall provide Customer with *** the Purchase Agreement or Purchase Agreement No. 04761, as the context requires, ***, as follows:
4.2.1 in the case of ***;
4.2.2 in the case of ***.
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

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BOEING/ UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1207643R3    SA-15
Open Matters    Page 4
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03776-LA-1207646R4
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Promotional Support

Reference:    Purchase Agreement No.  03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (as assignee of United Continental Holdings, Inc.) (Customer) relating to Model 737 *** aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207646R3 dated December 12, 2018. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.
1.Definitions.
1.1 Commitment Limit shall have the meaning set forth in Article 2, below.
1.2 Covered Aircraft shall mean those Aircraft identified on Table 1, Table 1.1, Table 1A and Table 1B to the Purchase Agreement as of the date of signing of this Letter Agreement.
1.3 Performance Period shall mean the period beginning ***.
1.4 Promotional Support shall mean mutually agreed *** promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.
1.5 Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.Commitment.
As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** for the first Covered Aircraft delivered to Customer and not to exceed *** per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter. For the avoidance of doubt, Customer may request payment of any or all of such Promotional Support prior to delivery of the first Covered Aircraft to Customer.
3.Methods of Performance.
3.1 Subject to the Commitment Limit, Boeing will reimburse *** of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees *** after the delivery of the first Covered Aircraft.
3.2 Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above. Additionally, without duplication the parties agree that the sum of *** Promo Support) shall be available to Customer on a *** basis. For the avoidance of doubt, the *** Promo Support shall be spent on promotional activity selected at Customer’s discretion and shall be made available within *** of the effective date of this Letter Agreement.
3.2.1 Without duplication, the parties further agree that the sum of *** (2018 *** Promo Support) shall be available to Customer on a *** basis. For the avoidance of doubt, the 2018 *** Promo Support shall be spent on promotional activity selected at Customer’s discretion and shall be made available for payment within *** of presentation of invoices for Promotional Support.
3.3 In the event Customer does not (i) *** of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such *** Commitment Limit or to *** Customer for such Qualifying Third Party Fees, respectively.
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.Project Approval.
Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and *** process for the Promotional Support to be provided pursuant to this Letter Agreement.
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238 the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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BOEING/UNITED AIRLINES, INC. PROPRIETARY